UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2013 rue21, inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-34536	25-1311645
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Commonwealth Drive Warrendale, Pennsylvania	15086
(Address of principal executive offices)	(Zip Code)

(724) 776-9780

(Registrant’s telephone number including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the merger between rue21, inc. (the “Company”) and Rhodes Merger Sub, Inc. (“Merger Sub”), the Company notified Nasdaq (“Nasdaq”) on October 10, 2013 that each outstanding share of common stock, par value $.001 per share, of the Company (the “Common Stock”) was cancelled and automatically converted into the right to receive $42.00 per share in cash, without interest (except for (i) shares owned by Rhodes Holdco, Inc. (“Parent”), Merger Sub, the Company or any direct or indirect wholly-owned subsidiary of Parent or the Company, and in each case not held on behalf of third parties (ii) shares as otherwise agreed to in writing before the effective time of the Merger between Parent or its affiliates and the holder of such shares, and (iii) shares owned by shareholders who did not vote in favor of adoption of the Merger Agreement or consented thereto in writing and who have properly demanded and not withdrawn a demand for appraisal) and requested that Nasdaq file with the Securities and Exchange Commission (the “SEC”) an application on Form 25 to report that the shares of Common Stock are no longer listed on Nasdaq. On October 10, Nasdaq filed the application on Form 25 with the SEC to delist the Common Stock. The Company intends to file with the SEC post-effective amendments to the Company’s Form S-8 registration statement with respect to the unsold shares, requesting that the unsold shares be removed from the registration statement. In addition, the Company intends to file with the SEC a certification and notice of termination on Form 15 with respect to the Common Stock, requesting that the Common Stock be deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that the reporting obligations of the Company with respect to the Common Stock under the Exchange Act be suspended.

2

Item 8.01 Other Items

On October 10, 2013, the Company announced the completion of the acquisition of the Company by funds advised by Apax Partners. Attached as Exhibit 99.1 and incorporated herein by reference is a copy of the press release announcing the completion of the merger.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release regarding completion of the Merger, dated October 10, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUE21, INC.

By:	/s/ Stacy Siegal
Stacy Siegal
Senior Vice President and Chief Administrative Officer

October 11, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release regarding completion of the Merger, dated October 10, 2013.